As filed with the Securities and Exchange Commission on December 3, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

Annual Report September 30, 2019

DoubleLine Opportunistic Credit Fund

NYSE: DBL

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Annual Report	September 30, 2019	3

Chairman’s Letter	(Unaudited) September 30, 2019

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the 12-month period ended September 30, 2019. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

November 1, 2019

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	(Unaudited) September 30, 2019

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended September 30, 2019, the Bloomberg Barclays U.S. MBS Index returned 7.80%, underperforming both the Bloomberg Barclays U.S. Government/Credit Bond Index and the Bloomberg Barclays U.S. Corporate Index. During the period, rates rallied across the U.S. Treasury (UST) yield curve, with 2-year yields decreasing by 120 basis points (bps) and 10-year yields decreasing by 140 bps. The 30-year mortgage rate (based on Freddie Mac U.S. 30-year Commitment Rates) decreased by 108 bps and the 15-year mortgage rate (based on Freddie Mac U.S. 15-year Commitment Rates) decreased by 100 bps. Consistent with long-term rates falling over the period, refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted, increased by approximately 133%. Overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, increased by 10%. The combination of these factors has resulted in a pick-up over the period in aggregate prepayment rates across the Government Agency and Government-Sponsored Enterprises (Ginnie Mae, Freddie Mac, and Fannie Mae). Projections suggested that this trend may continue in the short-term due to the increased refinance activity being reflected in realized pre-payment speeds which we have yet to experience. However, the market does not expect pre-payment speeds to remain high for much longer, as refinance activity starts to experience burnout and seasonal factors worsen. Overall gross issuance for Agency MBS increased to approximately $1.30 trillion over the 12 month period, and net issuance decreased to approximately $218 billion.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended September 30, 2019, spreads were mostly higher by approximately 30 bps, as the U.S. yield curve inverted from the 1-month bill to the 10-year note. Gross issuance year-to-date (YTD) through September 30, 2019 is on par with the same period last year, and housing market fundamentals remained solid with the average year-over-year (YoY) home price increasing 3.5% over the period. However, home price appreciation experienced deceleration as both affordability constraints and changes in the Federal tax code, which limit property tax deductions, continue to affect the housing market. Refinancing activity over the period increased substantially as the Freddie Mac U.S. 30-Year Commitment Rate fell 108 bps to 3.64%.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended September 30, 2019, new issue CMBS spreads were mixed alongside broader credit and equity indices. New issuance in the amount of $91.9 billion priced during the period, as compared to $97.9 billion for the previous 12-month period. CMBS spreads were volatile, alongside a sharp rally in rates, and ended the reporting period wider. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate (CRE) loans has fallen in 23 of the last 27 months and is now at 2.51%, 90 bps lower YoY. The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 10.51%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 10.30%. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 6.68% on the national level for the 12-month period ended August 30, 2019, as compared to 7.50% over the previous 12-month period. While transaction volume was down nearly 54% YoY, partly attributed to lower entity-level transactions, single asset sales were down nearly 30% YoY as investors continued to weigh U.S. economic uncertainty and a slowing global economy. Private and institutional investors became the largest buyers of U.S. CRE in 2019, alongside foreign buyers transitioning into net sellers for the first time in seven years, causing CRE cross-border investment activity to drop 10%.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended September 30, 2019, the CLO market saw a total of $117.95 billion in new issuance. During the fourth quarter of 2018, the broader market saw heightened volatility, as did the CLO market, with spreads widening out up and down the capital structure. Spreads began to move in and tighten during the first quarter of 2019, but then were relatively unchanged for the second and third quarter. By the end of the period, spreads were tighter up and down the capital structure compared to the wide levels we saw at the end of 2018.

•	Government Securities

For the 12-month period ended September 30, 2019, a sharp and sustained drop in interest rates was prevalent as investor expectations for global economic growth and inflation turned negative and the Federal Reserve (Fed) Policy flipped from hawkish to decidedly dovish. The prevailing narrative of synchronized global growth faded in the fourth quarter of 2018 as growth in Asia and Europe slowed. The 10-year UST yield peaked in early October 2018 at 3.26%, then dropped to 2.82% by mid-December 2018—immediately before the December Federal Open Market Committee (FOMC) meeting. A hawkish FOMC statement—seemingly out of

Annual Report	September 30, 2019	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2019

touch with investor concerns over decelerating growth—caused rates to nosedive into early January, with the 10-year UST yield falling to 2.55% on January 3. The Fed shifted to a more dovish tone on January 4, professing to be “patient” and “flexible” with regard to rate hikes and balance sheet reduction. Investor expectations for growth and inflation continued to slide through mid-year. The 10-year UST yield reached 2.00% on June 30. Inflation expectations—as measured by the breakeven inflation rate on 10-year Treasury Inflation-Protected Securities (TIPS)—fell from 2.15% on September 30, 2018 to 1.70% on June 30, 2019. In late July, the Fed delivered its first policy rate cut in over 10 years but was non-committal about additional cuts. Growth expectations for UST investors continued to fall, aggravated by intensified trade friction, and the mid-year yield curve was conspicuously inverted. The 3-month UST yield had been above the 5-year UST yield since early March, and the Fed Funds rate was higher than all benchmark UST yields through 10 years. The Fed delivered a second rate cut at its September meeting with the Fed Funds futures market reflecting expectations of additional cuts in 2019 and 2020. The 10-year UST yield ended the period at 1.55% and 10-year TIPS ended the period with a breakeven inflation rate of 1.52%. The Bloomberg Barclays U.S. Government/Credit Bond Index returned 10.40%. Longer securities fared best, with the Bloomberg Barclays 30-Year U.S. Treasury Bellwethers Index posting a 12-month return of 27.43%. The Bloomberg Barclays U.S. TIPS Total Return Index returned 7.58%.

•	Bank Loans

For the 12-month period ended September 30, 2019, the S&P/LSTA Leveraged Loan Index returned 3.10%. There was outperformance at the higher end of the credit quality spectrum as investors maintained a cautious posture. BB-rated loans were up 4.05%, comfortably exceeding the return of single-B loans, which were up 3.22%, and far ahead of CCC-rated loans, which declined -3.64% in the period. The top performing sectors were Cable & Satellite, Insurance, and Radio & Television, which returned 5.48%, 5.29%, and 5.16%, respectively. The worst performing sectors were Home Furnishings, Nonferrous Metals-Minerals, and Oil & Gas, which returned -13.60%, -10.20%, and -5.53%, respectively. The weighted-average bid price of the Index at the end of September 2019 was $96.34, down from $98.61 in September 2018. The trailing 12-month default rate, by issuer count, remained low and was little changed from last year, ending September 2019 at 1.58%.

6	DoubleLine Opportunistic Credit Fund

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2019

For the 12-month period ended September 30, 2019, the DoubleLine Opportunistic Credit Fund outperformed the Bloomberg Barclays U.S Aggregate Bond Index return of 10.3% on a net asset value (NAV) basis. This period was predominantly categorized by declining interest rates around the world, with 2-year and 10-year UST yields falling 120 bps and 140 bps, respectively. The largest contributor to returns within the Fund was Agency MBS, which outperformed the Bloomberg Barclays U.S. MBS Index and the Bloomberg Barclays U.S Aggregate Bond Index due to the usage of longer-duration inverse interest-only and inverse floating-rate securities, which are known to perform especially well during a rate rally. Non-Agency MBS was another top performer within the Fund. These securities generated high returns through strong underlying credit performance, as U.S. consumer balance sheets and employment levels remained on solid footing. The only sector within the Fund that detracted from performance versus the Index was Bank Loans, which, after the Fed began to reverse course on its interest rate hiking cycle as early as the first quarter of 2019, fell out of favor with investors due to their floating rate coupons. As of September 30, 2019, the gross leverage ratio (as defined below) for the Fund was approximately 19.5%.

12-Month Period Ended 9-30-19	1-Year

Net Asset Value (NAV) Return	13.12%

Market Price Return	8.12%

Bloomberg Barclays U.S. Aggregate Bond Index	10.30%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of September 30, 2019 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Additional principal risks for the Fund can be found in the Private Placement Memorandum.

Diversification does not assure a profit or protect against loss in a declining market.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/opportunistic-credit-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Bloomberg Barclays 30-Year U.S. Treasury Bellwethers Index—This index represents the on-the-run (most recently auctioned) UST bond with 30 years’ maturity and is used as a benchmark against the market for long-term maturity fixed-income securities. The index assumes reinvestment of all distributions and interest payments.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Annual Report	September 30, 2019	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2019

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. Corporate Index—This index represents the total return measure of the corporates portion of the Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Government/Credit Bond Index—This index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. TIPS Total Return Index—This index measures the performance of the U.S. TIPS market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Gross Leverage Ratio—Total cash less total borrowings, divided by the market value of total securities.

Moody’s/RCA Commercial Property Price Index (CPPI)—An index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Mortgage Bankers Association (MBA) Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Opportunistic Credit Fund

Standardized Performance Summary	(Unaudited) September 30, 2019

DBL
DoubleLine Opportunistic Credit Fund Returns as of September 30, 2019	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (1-27-12 to 9-30-19)

Total Return based on NAV	13.12%	4.93%	7.33%	7.73%

Total Return based on Market Price	8.12%	1.31%	6.85%	6.81%

Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	2.92%	3.38%	2.95%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Annual Report	September 30, 2019	9

Schedule of Investments DoubleLine Opportunistic Credit Fund	September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.2%

	Castlelake Aircraft Securitization Trust,
1,645,300	Series 2019-1A-C	6.90%	^	04/15/2039	1,660,055

	Citi Held For Asset Issuance,
44,886	Series 2015-PM1-C	5.01%	^	12/15/2021	44,915

	Harley Marine Financing LLC,
1,431,709	Series 2018-1A-A2	5.68%	^	05/15/2043	1,273,079

	Horizon Aircraft Finance Ltd.,
1,789,356	Series 2018-1-C	6.66%	^	12/15/2038	1,813,625

	Jimmy Johns Funding LLC,
4,900,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	5,185,689

	Total Asset Backed Obligations (Cost $9,811,165)				9,977,363

BANK LOANS 7.6%

	8th Avenue Food & Provisions, Inc.,
24,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	24,934

	Achilles Acquisition LLC,
89,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.06%		10/13/2025	89,718

	Acrisure LLC,
493,703	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%		11/22/2023	492,315

	Alera Group Intermediate Holdings, Inc.,
83,944	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/01/2025	84,679

	Aleris International, Inc.,
483,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		02/27/2023	485,266

	Almonde, Inc.,
500,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	9.45%		06/16/2025	480,315

	American Tire Distributors, Inc.,
438,862	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	9.98%		09/02/2024	387,954

	Asurion LLC,
525,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.54%		08/04/2025	534,122

	Athenahealth, Inc.,
368,150	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.68%		02/11/2026	367,806

	Auris Luxembourg III Sarl,
203,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		02/27/2026	203,146

	Avantor, Inc.,
190,603	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		11/21/2024	192,330

	Avaya, Inc.,
	Senior Secured First Lien Term Loan
310,263	(1 Month LIBOR USD + 4.25%)	6.28%		12/16/2024	295,623
182,218	(2 Month LIBOR USD + 4.25%)	6.43%		12/16/2024	173,620

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Bass Pro Group LLC,
163,333	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.04%	09/25/2024	157,617

	BI-LO LLC,
	Senior Secured First Lien Term Loan
168,300	(3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.19%	05/31/2024	161,043
163,350	(3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.09%	05/31/2024	156,306
163,350	(3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.13%	05/31/2024	156,306

	Boxer Parent Company, Inc.,
501,213	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.29%	10/02/2025	483,211

	Brand Energy & Infrastructure Services. Inc.,
	Senior Secured First Lien Term Loan
84,047	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.51%	06/21/2024	82,367
64,436	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%	06/21/2024	63,148
131,674	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%	06/21/2024	129,041

	Brazos Delaware LLC,
799,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%	05/21/2025	740,384

	Brookfield WEC Holdings, Inc.,
289,971	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.54%	08/01/2025	291,258

	Constellis Holdings LLC,
492,443	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.26%	04/19/2024	302,148

	Covia Holdings Corporation,
478,938	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.04%	06/02/2025	393,110

	CSM Bakery Solutions LLC,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.29%	07/03/2020	467,500

	Cyxtera DC Holdings, Inc.,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.30%	05/01/2025	412,500

	Dynasty Acquisition Company, Inc.,
45,525	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%	04/06/2026	45,795

	Dynasty Acquisition Company, Inc.,
24,476	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%	04/06/2026	24,621

	EG America LLC,
278,635	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%	02/06/2025	275,953

	EnergySolutions LLC,
493,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.85%	05/09/2025	462,891

	Explorer Holdings, Inc.,
492,366	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.85%	05/02/2023	492,135

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Financial & Risk US Holdings, Inc.,
342,413	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	344,624

	Foresight Energy LLC,
487,141	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.87%		03/28/2022	268,334

	Gavilan Resources LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.04%		03/01/2024	225,835

	Getty Images, Inc.,
178,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.56%		02/19/2026	178,353

	Granite Holdings Acquisition Company,
465,000	Senior Secured First Lien Term Loan	7.32%	±	09/25/2026	453,956

	Gulf Finance LLC,
	Senior Secured First Lien Term Loan
251,844	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.36%		08/25/2023	192,977
428,816	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.29%		08/25/2023	328,582

	Hyland Software, Inc.,
350,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.04%		07/07/2025	352,298

	Inmarsat PLC,
240,000	Senior Secured First Lien Term Loan	6.59%	±	09/23/2026	236,644

	ION Trading Technologies SARL,
394,975	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.10%		11/21/2024	377,004

	Jo-Ann Stores LLC,
	Senior Secured First Lien Term Loan
464,539	(3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.26%		10/20/2023	321,886
19,356	(1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.05%		10/20/2023	13,412

	Keane Group Holdings LLC,
474,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.81%		05/26/2025	457,410

	Kindred Healthcare, Inc.,
539,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.06%		07/02/2025	541,573

	Klockner-Pentaplast of America, Inc.,
301,355	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		06/30/2022	267,829

	LSF9 Atlantis Holdings LLC,
480,892	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.04%		05/01/2023	449,119

	McDermott International, Inc.,
538,566	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.10%		05/12/2025	342,797

	Millennium Trust Company LLC,
437,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.04%		03/27/2026	426,308

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Mirion Technologies, Inc.,
199,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%	03/06/2026	200,415

	Mitchell International, Inc.,
333,333	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.29%	12/01/2025	308,333

	MLN US HoldCo LLC,
327,525	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.53%	11/28/2025	305,417
155,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.75%)	10.78%	11/30/2026	134,592

	Monitronics International, Inc.,
366,028	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.50%)	8.60%	03/29/2024	338,210

	NEP Group, Inc.,
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	9.04%	10/19/2026	107,984

	Pearl Intermediate Parent LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	8.29%	02/13/2026	490,000

	Polar US Borrower LLC,
64,512	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.79%	10/15/2025	62,819

	PowerTeam Services LLC,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.35%	03/06/2026	362,500

	Prairie ECI Acquiror LP,
263,675	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.85%	03/11/2026	257,907

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
125,053	(3 Month LIBOR USD + 4.75%)	7.06%	07/09/2025	123,601
83,368	(3 Month LIBOR USD + 4.75%)	7.39%	07/09/2025	82,401

	Renaissance Holding Corporation,
108,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%	05/30/2025	106,879

	RentPath, Inc.,
319,515	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.80%	12/17/2021	169,944

	Restaurant Technologies, Inc.,
75,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.54%	10/01/2026	75,094

	Securus Technologies Holdings, Inc.,
413,921	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.54%	11/01/2024	366,666

	Solenis International LP,
307,124	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.12%	06/26/2025	299,638
140,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.50%)	10.62%	06/26/2026	137,987

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2019	11

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Sound Inpatient Physicians, Inc.,
190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	8.79%		06/26/2026	190,047

	Summit Midstream Partners Holdings LLC,
297,512	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.04%		05/13/2022	292,379

	Syncreon Global Finance Inc.,
494,778	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.52%	Ω	10/28/2020	234,401

	The Dun & Bradstreet Corporation,
495,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.05%		02/06/2026	498,668

	The Edelman Financial Center LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	8.81%		07/20/2026	500,937

	TKC Holdings, Inc.,
499,900	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	10.05%		02/01/2024	490,944

	Travel Leaders Group LLC,
133,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		01/25/2024	134,096

	Travelport Finance SARL,
125,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.10%		05/29/2026	113,527

	Vantage Specialty Chemicals, Inc.,
500,000	Senior Secured Second Lien Term Loan (2 Month LIBOR USD + 8.25%, 1.00% Floor)	10.34%		10/27/2025	450,000

	Verscend Holding Corporation,
297,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/27/2025	298,547

	WaterBridge Midstream Operating LLC,
500,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%)	7.83%		06/22/2026	484,375

	Web.Com Group, Inc.,
95,411	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.78%		10/10/2025	94,020
362,246	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%)	9.78%		10/09/2026	353,793

	WeddingWire, Inc.,
168,725	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		12/19/2025	168,936
335,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	10.29%		12/21/2026	331,650

	Zelis Cost Management Buyer, Inc.,
160,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		09/25/2026	159,000

	Total Bank Loans (Cost $25,874,827)				23,613,810

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 19.5%

	ALM LLC,
1,000,000	Series 2015-12A-C1R2 (3 Month LIBOR USD + 2.65%, 2.65% Floor)	4.97%	^	04/16/2027	982,771

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	8.79%	#^@Þ	04/17/2026	290,173

	Atrium Corporation,
1,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.74%	^	05/28/2030	1,000,647

	Babson Ltd.,
1,000,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.23%	^	10/20/2030	966,340
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.90%	^	07/18/2029	1,000,471

	Barings Ltd.,
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.18%	^	07/20/2029	475,118
1,000,000	Series 2018-3A-E (3 Month LIBOR USD + 5.75%)	8.03%	^	07/20/2029	908,203
2,500,000	Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	04/15/2031	2,501,311
1,000,000	Series 2019-1A-E (3 Month LIBOR USD + 6.68%, 6.68% Floor)	8.98%	^	04/15/2031	976,068
1,000,000	Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	04/15/2031	1,001,256

	BlueMountain Ltd.,
1,900,000	Series 2013-1A-DR (3 Month LIBOR USD + 7.50%)	9.78%	^	01/20/2029	1,821,109
1,000,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	5.18%	^	10/22/2030	950,677

	Canyon Capital Ltd.,
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.90%	^	07/15/2030	1,001,297
1,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	8.55%	^	07/15/2030	944,930
1,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.05%	^	07/15/2031	1,362,162
1,550,000	Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.46%	^	04/15/2032	1,546,514

	Carlyle Global Market Strategies Ltd.,
1,500,000	Series 2015-5A-DR (3 Month LIBOR USD + 6.70%, 6.70% Floor)	8.98%	^	01/20/2032	1,420,967

	Cathedral Lake Ltd.,
3,750,000	Series 2015-3A-DR (3 Month LIBOR USD + 4.10%, 4.10% Floor)	6.40%	^	07/16/2029	3,731,611

	Dryden Senior Loan Fund,
2,500,000	Series 2014-33A-ER2 (3 Month LIBOR USD + 6.97%, 6.97% Floor)	9.27%	^	04/15/2029	2,436,284
1,500,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	7.45%	^	01/15/2031	1,331,458
2,000,000	Series 2015-40A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.91%	^	08/15/2031	1,851,668
500,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	5.55%	^	07/15/2030	500,628

	Gilbert Park Ltd.,
2,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	8.70%	^	10/15/2030	1,951,000

	GoldenTree Loan Management Ltd.,
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.13%	^	04/20/2030	480,768

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Greenwood Park Ltd.,
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 4.95%)	7.25%	^	04/15/2031	885,515

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.93%	^	10/22/2025	497,510

	Highbridge Loan Management Ltd.,
1,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.18%	^	10/20/2029	941,631

	HPS Loan Management Ltd.,
1,000,000	Series 11A-17-E (3 Month LIBOR USD + 6.10%)	8.34%	^	05/06/2030	937,556

	LCM LP,
2,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	7.58%	^	01/20/2031	2,190,764

	Madison Park Funding Ltd.,
1,500,000	Series 2019-34A-E (3 Month LIBOR USD + 6.75%, 6.75% Floor)	9.33%	^	04/25/2031	1,492,524

	Neuberger Berman Loan Advisers Ltd.,
2,500,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	7.70%	^	01/15/2028	2,415,546
1,000,000	Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	5.55%	^	10/18/2029	975,454
2,000,000	Series 2019-32A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	01/19/2032	1,995,417

	Newark BSL Ltd.,
1,000,000	Series 2016-1A-D (3 Month LIBOR USD + 6.75%)	9.01%	^	12/21/2029	1,000,543

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.30%	^	07/15/2029	993,103
2,500,000	Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.13%	^	02/14/2031	2,496,391
1,000,000	Series 2014-1A-DRR (3 Month LIBOR USD + 7.00%, 7.00% Floor)	9.18%	^	02/14/2031	980,814
1,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	10.39%	^	07/15/2030	908,272
2,000,000	Series 2017-1A-SUB	13.58%	#^@Þ	03/17/2030	1,503,582

	RRAM Ltd.,
1,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.25%	^	04/15/2030	967,662

	Taconic Park Ltd.,
2,000,000	Series 2016-1A-C (3 Month LIBOR USD + 4.05%)	6.33%	^	01/20/2029	1,967,275

	Voya Ltd.,
1,000,000	Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.83%	^	07/20/2030	1,000,335

	Wind River Ltd.,
2,000,000	Series 2012-1A-ER (3 Month LIBOR USD + 7.38%)	9.68%	^	01/15/2026	2,003,559
2,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.05%	^	01/15/2031	2,143,750
1,040,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	4.79%	^	11/20/2030	971,979

	Total Collateralized Loan Obligations (Cost $62,778,861)				60,702,613

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 0.7%
2,000,000	AI Candelaria Spain SLU	7.50%		12/15/2028	2,277,520

	Total Foreign Corporate Bonds (Cost $1,937,149)				2,277,520

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 21.2%

	Bear Stearns Commercial Mortgage Securities, Inc.,
450,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	392,615

	Benchmark Mortgage Trust,
18,504,009	Series 2018-B1-XA	0.66%	# I/O	01/15/2051	652,222

	BF Mortgage Trust,
1,012,000	Series 2019-NYT-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.03%	^	11/15/2035	1,023,259

	BX Commercial Mortgage Trust,
5,000,000	Series 2019-IMC-G (1 Month LIBOR USD + 3.60%, 3.60% Floor)	5.63%	^	04/15/2034	5,040,695

	BXP Trust,
1,025,000	Series 2017-CQHP-E (1 Month LIBOR USD + 3.00%)	5.03%	^	11/15/2034	1,026,533

	Carbon Capital Commercial Mortgage Trust,
976,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	4.88%	^	10/15/2035	984,571

	CD Commercial Mortgage Trust,
18,199,989	Series 2017-CD6-XA	1.11%	# I/O	11/13/2050	994,895

	Citigroup Commercial Mortgage Trust,
269,000	Series 2015-GC27-D	4.57%	#^	02/10/2048	257,507
4,687,170	Series 2015-GC27-XA	1.52%	#I/O	02/10/2048	265,108
254,000	Series 2016-GC36-D	2.85%	^	02/10/2049	222,044
168,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	5.68%	^	12/15/2036	169,130

	Commercial Mortgage Pass-Through Certificates,
43,869,306	Series 2013-LC6-XA	1.49%	#I/O	01/10/2046	1,599,883
26,400,000	Series 2014-UBS3-XC	1.41%	#^I/O	06/10/2047	1,404,448
1,288,300	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	502,878
2,307,151	Series 2014-UBS4-G	3.75%	^Þ	08/10/2047	275,988
5,000	Series 2014-UBS4-V	0.00%	#^Þ	08/10/2047	1
27,394,000	Series 2015-CR23-XD	1.16%	#^I/O	05/10/2048	1,498,035
566,000	Series 2015-CR26-C	4.63%	#	10/10/2048	608,024
5,297,000	Series 2015-CR26-XD	1.38%	#^I/O	10/10/2048	344,506
93,240,094	Series 2015-LC21-XA	0.91%	#I/O	07/10/2048	2,766,573
1,500,000	Series 2015-LC23-E	3.80%	#^	10/10/2048	1,349,991
549,000	Series 2016-CR28-E	4.30%	#^	02/10/2049	547,910

	FREMF Mortgage Trust,
196,594	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.14%	^	07/25/2023	203,731

	GMAC Commercial Mortgage Securities Trust,
591,000	Series 2004-C3-E	5.14%	#^	12/10/2041	588,992

	Great Wolf Trust,
4,816,575	Series 2017-WFMZ-MC (1 Month LIBOR USD + 10.47%, 10.48% Floor)	12.50%	^	09/15/2022	4,921,919

	GS Mortgage Securities Corporation,
1,000,000	Series 2015-GC28-D	4.47%	#^	02/10/2048	965,359
1,500,000	Series 2018-FBLU-E (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.78%	^	11/15/2035	1,506,860
81,063,152	Series 2018-GS9-XA	0.60%	#I/O	03/10/2051	2,638,062

	GS Mortgage Securities Trust,
500,000	Series 2014-GC26-C	4.67%	#	11/10/2047	515,607
2,150,000	Series 2014-GC26-D	4.67%	#^	11/10/2047	1,896,987

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2019	13

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hawaii Hotel Trust,
1,640,000	Series 2019-MAUI-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	4.78%	^	05/15/2038	1,649,751

	HPLY Trust,
1,623,404	Series 2019-HIT-G (1 Month LIBOR USD + 3.90%, 3.90% Floor)	5.93%	^	11/15/2036	1,627,463

	JP Morgan Chase Commercial Mortgage Securities Corporation,
23,465,563	Series 2012-CBX-XA	1.65%	#I/O	06/15/2045	604,316

	JP Morgan Chase Commercial Mortgage Securities Trust,
96,491	Series 2006-LDP9-AMS	5.34%		05/15/2047	92,761
18,338	Series 2007-LDPX-AM	5.46%	#	01/15/2049	18,372
2,000,000	Series 2011-C3-D	5.85%	#^	02/15/2046	1,995,387

	JPMBB Commercial Mortgage Securities Trust,
10,765,000	Series 2013-C14-XC	1.26%	#^I/O	08/15/2046	393,641
3,488,650	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	2,917,478
1,938,200	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	1,074,517
5,386,650	Series 2014-C19-NR	3.75%	#^Þ	04/15/2047	1,088,103
925,000	Series 2014-C23-C	4.61%	#	09/15/2047	985,457
2,000,000	Series 2014-C23-D	4.11%	#^	09/15/2047	1,972,694
4,571,292	Series 2014-C26-XA	1.15%	#I/O	01/15/2048	173,315
500,000	Series 2015-C27-D	3.99%	#^	02/15/2048	496,004
360,000	Series 2015-C29-C	4.29%	#	05/15/2048	375,431
20,920,000	Series 2015-C29-XE	0.39%	#^I/O	05/15/2048	381,240
675,000	Series 2015-C32-C	4.82%	#	11/15/2048	723,108
16,358,000	Series 2015-C32-XD	0.50%	#^I/O	11/15/2048	430,155
165,000	Series 2015-C33-C	4.77%	#	12/15/2048	176,757

	JPMCC Commercial Mortgage Securities Trust,
500,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.10%, 3.00% Floor)	5.13%	^	07/15/2036	503,168

	LoanCore Issuer Ltd.,
2,876,000	Series 2019-CRE3-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.53%	^	04/15/2034	2,887,864

	Lone Star Portfolio Trust,
1,656,070	Series 2015-LSP-D (1 Month LIBOR USD + 4.25%, 4.00% Floor)	6.28%	^	09/15/2028	1,668,621

	LSTAR Commercial Mortgage Trust,
5,044,239	Series 2016-4-XA	2.03%	#^I/O	03/10/2049	308,231

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C19-C	4.00%		12/15/2047	516,867
804,000	Series 2015-C27-D	3.24%	#^	12/15/2047	756,594

	Morgan Stanley Capital Trust,
525,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	526,461
1,191,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%)	8.93%	^	11/15/2034	1,179,831

	Wells Fargo Commercial Mortgage Trust,
467,000	Series 2012-LC5-E	4.92%	#^Þ	10/15/2045	475,735
23,293,000	Series 2015-C28-XF	1.25%	#^I/O	05/15/2048	1,252,357
747,000	Series 2015-NXS4-D	3.75%	#	12/15/2048	760,223
55,443,673	Series 2018-C43-XA	0.86%	#I/O	03/15/2051	2,702,247

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $69,386,533)				65,878,482

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 32.1%

	Adjustable Rate Mortgage Trust,
1,845,096	Series 2006-1-2A1	4.52%	#	03/25/2036	1,474,149

	Banc of America Alternative Loan Trust,
895,473	Series 2005-8-2CB1	6.00%		09/25/2035	929,375

	BCAP LLC Trust,
11,938,595	Series 2007-AB1-A5	4.88%	ß	03/25/2037	7,704,175
5,146,353	Series 2010-RR6-2216	3.75%	#^	06/26/2036	5,198,230
954,159	Series 2010-RR6-6A2	9.30%	#^	07/26/2037	841,817

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Chase Mortgage Finance Trust,
1,816,308	Series 2007-S1-A7	6.00%		02/25/2037	1,287,788
1,909,740	Series 2007-S3-1A5	6.00%		05/25/2037	1,477,448

	CHL Mortgage Pass-Through Trust,
1,979,203	Series 2007-4-1A35 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.68%	I/F I/O	05/25/2037	595,168

	CIM Trust,
7,000,000	Series 2016-1RR-B2	8.82%	#^Þ	07/26/2055	7,011,644
7,000,000	Series 2016-2RR-B2	7.76%	#^Þ	02/25/2056	7,100,045
7,000,000	Series 2016-3RR-B2	8.14%	#^Þ	02/27/2056	7,063,386
6,010,000	Series 2017-3RR-B2	10.97%	#^Þ	01/27/2057	6,242,797

	Citigroup Mortgage Loan Trust, Inc.,
494,491	Series 2006-8-A4 (-3 x 1 Month LIBOR USD + 19.66%, 19.66% Cap)	14.11%	^I/F	10/25/2035	644,624
3,264,452	Series 2010-9-3A7	5.50%	^	01/25/2036	3,456,147

	CitiMortgage Alternative Loan Trust,
2,241,804	Series 2007-A4-1A6	5.75%		04/25/2037	2,199,417
1,809,659	Series 2007-A6-1A16	6.00%		06/25/2037	1,791,737

	Countrywide Alternative Loan Trust,
1,163,364	Series 2005-85CB-2A5 (1 Month LIBOR USD + 1.10%, 1.10% Floor, 7.00% Cap)	3.12%		02/25/2036	1,007,139
245,684	Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	14.23%	I/F	02/25/2036	338,876

	Credit Suisse First Boston Mortgage Securities Corporation,
2,575,619	Series 2005-11-7A1	6.00%		12/25/2035	2,196,028

	Credit Suisse Mortgage Capital Certificates,
3,240,167	Series 2006-5-3A3	6.50%		06/25/2036	1,380,287
902,803	Series 2006-9-2A1	5.50%		11/25/2036	816,465
425,650	Series 2006-9-6A14	6.00%		11/25/2036	418,704

	IndyMac Mortgage Loan Trust,
1,591,878	Series 2005-AR23-6A1	3.77%	#	11/25/2035	1,516,505

	JP Morgan Alternative Loan Trust,
178,959	Series 2006-S1-2A5	5.50%		02/25/2021	174,290

	JP Morgan Resecuritization Trust,
2,715,912	Series 2011-1-2A10	6.00%	# ^	06/26/2037	2,579,929

	Lehman Mortgage Trust,
1,158,328	Series 2007-10-1A1	6.00%		01/25/2038	1,213,394
1,748,732	Series 2007-4-1A3	5.75%		05/25/2037	1,417,221

	PNMAC GMSR Trust,
5,800,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.37%	^	04/25/2023	5,775,270

	RBSGC Structured Trust,
1,364,092	Series 2008-B-A1	6.00%	^	06/25/2037	1,385,923

	Residential Accredit Loans, Inc.,
1,932,986	Series 2005-QS13-2A3	5.75%		09/25/2035	1,923,153
1,258,750	Series 2005-QS14-3A1	6.00%		09/25/2035	1,223,245
1,454,657	Series 2006-QS10-A1	6.00%		08/25/2036	1,361,031
2,817,855	Series 2006-QS7-A3	6.00%		06/25/2036	2,643,195
787,022	Series 2007-QS1-1A1	6.00%		01/25/2037	751,724
3,356,779	Series 2007-QS3-A1	6.50%		02/25/2037	3,194,106
1,331,096	Series 2007-QS6-A1 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.35%		04/25/2037	1,039,421
1,409,219	Series 2007-QS6-A102	5.75%		04/25/2037	1,334,851
303,230	Series 2007-QS6-A2 (-8 x 1 Month LIBOR USD + 55.58%, 55.58% Cap)	38.76%	I/F	04/25/2037	658,673

	Residential Asset Securitization Trust,
1,680,544	Series 2006-A6-1A12 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.08%	I/F I/O	07/25/2036	444,315
1,661,645	Series 2006-A6-1A9	6.00%		07/25/2036	715,707

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust,
898,700	Series 2007-S2-A4	6.00%		02/25/2037	862,383

	Structured Adjustable Rate Mortgage Loan Trust,
883,217	Series 2006-1-2A2	4.05%	#	02/25/2036	868,007

	Velocity Commercial Capital Loan Trust,
1,096,012	Series 2018-1-M4	5.01%	^	04/25/2048	1,138,972
687,070	Series 2018-1-M5	6.26%	^	04/25/2048	716,261
1,426,942	Series 2018-1-M6	7.26%	^	04/25/2048	1,435,431

	Washington Mutual Mortgage Pass-Through Certificates,
3,995,993	Series 2006-8-A4	4.38%	ß	10/25/2036	2,235,568

	Wells Fargo Alternative Loan Trust,
1,788,012	Series 2007-PA3-2A1	6.00%		07/25/2037	1,791,992

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $96,688,606)				99,576,013

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 23.8%

	Federal Home Loan Mortgage Corporation,
630,801	Series 3211-SI (-4 x 1 Month LIBOR USD + 27.67%, 27.67% Cap)	19.14%	I/F I/O	09/15/2036	463,926
1,399,255	Series 3236-ES (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.67%	I/F I/O	11/15/2036	262,567
878,709	Series 3256-S (-1 x 1 Month LIBOR USD + 6.69%, 6.69% Cap)	4.66%	I/F I/O	12/15/2036	165,234
627,668	Series 3292-SD (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.07%	I/F I/O	03/15/2037	102,986
5,747,882	Series 3297-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	4.73%	I/F I/O	04/15/2037	1,196,546
4,203,136	Series 3311-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	4.73%	I/F I/O	05/15/2037	797,375
4,192,852	Series 3311-IA (-1 x 1 Month LIBOR USD + 6.41%, 6.41% Cap)	4.38%	I/F I/O	05/15/2037	755,088
946,755	Series 3314-SH (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.37%	I/F I/O	11/15/2036	135,852
527,793	Series 3330-KS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.52%	I/F I/O	06/15/2037	70,782
131,086	Series 3339-AI (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.52%	I/F I/O	07/15/2037	19,154
2,795,041	Series 3339-TI (-1 x 1 Month LIBOR USD + 6.14%, 6.14% Cap)	4.11%	I/F I/O	07/15/2037	516,371
1,958,849	Series 3374-SD (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.42%	I/F I/O	10/15/2037	295,743
352,830	Series 3382-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	4.27%	I/F I/O	11/15/2037	45,798
4,897,982	Series 3404-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.97%	I/F I/O	01/15/2038	758,662
320,943	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.62%	I/F I/O	03/15/2038	36,055
3,699,632	Series 3435-S (-1 x 1 Month LIBOR USD + 5.98%, 5.98% Cap)	3.95%	I/F I/O	04/15/2038	603,964
252,737	Series 3508-PS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.62%	I/F I/O	02/15/2039	29,210
2,403,153	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	2.42%	I/F I/O	09/15/2040	190,702

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
10,837,093	Series 3736-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.02%	I/F I/O	10/15/2040	2,144,258
4,178,931	Series 3753-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.97%	I/F I/O	11/15/2040	746,379
4,608,286	Series 3780-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.47%	I/F I/O	12/15/2040	925,460
1,534,852	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.82%	I/F I/O	02/15/2041	231,807
1,174,966	Series 3905-SC (-5 x 1 Month LIBOR USD + 22.75%, 22.75% Cap)	12.25%	I/F	08/15/2041	2,397,774
1,588,039	Series 3924-SJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.97%	I/F I/O	09/15/2041	261,469
5,833,508	Series 3960-ES (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.92%	I/F I/O	11/15/2041	793,048
3,353,202	Series 4225-BS (-3 x 1 Month LIBOR USD + 11.87%, 11.87% Cap)	6.27%	I/F	12/15/2040	4,016,665
3,819,447	Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.87%	I/F I/O	01/15/2054	590,712

	Federal National Mortgage Association,
155,387	Series 2005-72-WS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.73%	I/F I/O	08/25/2035	21,542
1,613,419	Series 2005-90-SP (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.73%	I/F I/O	09/25/2035	168,766
671,414	Series 2006-117-SQ (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.53%	I/F I/O	12/25/2036	86,266
327,184	Series 2006-119-HS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.63%	I/F I/O	12/25/2036	43,113
5,675,620	Series 2006-123-CI (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.72%	I/F I/O	01/25/2037	1,180,255
2,554,797	Series 2007-15-BI (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.68%	I/F I/O	03/25/2037	502,619
735,968	Series 2007-20-S (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.72%	I/F I/O	03/25/2037	90,755
423,227	Series 2007-21-SD (-1 x 1 Month LIBOR USD + 6.48%, 6.48% Cap)	4.46%	I/F I/O	03/25/2037	43,890
1,163,085	Series 2007-30-IE (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.72%	I/F I/O	04/25/2037	286,223
2,715,318	Series 2007-32-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	04/25/2037	454,811
1,414,786	Series 2007-40-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	05/25/2037	222,088
196,424	Series 2007-48-SE (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	05/25/2037	22,230
486,245	Series 2007-64-LI (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.54%	I/F I/O	07/25/2037	63,875
143,072	Series 2007-68-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.63%	I/F I/O	07/25/2037	9,148
6,593,651	Series 2007-75-PI (-1 x 1 Month LIBOR USD + 6.54%, 6.54% Cap)	4.52%	I/F I/O	08/25/2037	1,250,955

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2019	15

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
3,840,077	Series 2008-33-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	04/25/2038	636,619
3,076,692	Series 2008-42-SC (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.88%	I/F I/O	05/25/2038	494,145
720,937	Series 2008-5-GS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.23%	I/F I/O	02/25/2038	124,095
1,945,103	Series 2008-62-SD (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.03%	I/F I/O	07/25/2038	313,042
1,287,511	Series 2008-68-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	08/25/2038	186,480
268,543	Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.23%	I/F I/O	01/25/2040	34,512
1,193,466	Series 2009-12-CI (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.58%	I/F I/O	03/25/2036	206,174
271,538	Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	07/25/2039	31,083
326,726	Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.93%	I/F I/O	07/25/2039	33,007
145,727	Series 2009-67-SA (-1 x 1 Month LIBOR USD + 5.15%, 0.25% Floor, 5.15% Cap)	3.13%	I/F I/O	07/25/2037	12,306
673,526	Series 2009-87-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	11/25/2049	85,844
1,159,484	Series 2009-91-SD (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.13%	I/F I/O	11/25/2039	143,108
245,285	Series 2010-115-SD (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.58%	I/F I/O	11/25/2039	33,254
375,253	Series 2010-11-SC (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.78%	I/F I/O	02/25/2040	32,728
1,955,282	Series 2010-134-SE (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.63%	I/F I/O	12/25/2025	164,400
7,346,009	Series 2010-142-SC (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.58%	I/F I/O	12/25/2040	1,663,764
1,239,823	Series 2010-15-SL (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.93%	I/F I/O	03/25/2040	134,876
257,383	Series 2010-19-SA (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.38%	I/F I/O	03/25/2050	21,209
1,071,446	Series 2010-31-SB (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	04/25/2040	107,225
1,764,727	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	3.65%	I/F I/O	05/25/2040	173,265
346,250	Series 2010-8-US (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.78%	I/F I/O	02/25/2040	24,225
306,000	Series 2010-9-GS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.73%	I/F I/O	02/25/2040	21,314
1,510,303	Series 2011-114-S (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	09/25/2039	193,242
2,276,377	Series 2011-146-US (-1 x 1 Month LIBOR USD + 7.00%, 7.00% Cap)	4.17%	I/F	01/25/2042	2,410,598
912,069	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.38%	I/F I/O	11/25/2040	64,467

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
344,208	Series 2012-29-SG (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	04/25/2042	31,016
5,106,121	Series 2012-56-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.03%	I/F I/O	06/25/2042	650,942
5,258,809	Series 2012-76-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	07/25/2042	821,190
9,953,709	Series 2013-83-US (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F	08/25/2043	9,912,254
351,737	Series 374-19	6.50%	I/O	09/25/2036	76,003

	Government National Mortgage Association,
862,553	Series 2009-104-SD (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.32%	I/F I/O	11/16/2039	158,687
176,463	Series 2010-98-IA	5.71%	# I/O	03/20/2039	20,883
1,108,966	Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	3.31%	I/F I/O	05/20/2041	172,715
1,629,112	Series 2011-71-SG (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.36%	I/F I/O	05/20/2041	268,081
1,913,490	Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	3.34%	I/F I/O	05/20/2041	311,279
2,230,486	Series 2011-89-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.41%	I/F I/O	06/20/2041	329,279
1,023,356	Series 2012-34-LI (-20 x 1 Month LIBOR USD + 122.00%, 6.00% Cap)	6.00%	I/F I/O	12/16/2039	201,571
9,599,527	Series 2013-119-TZ	3.00%	>	08/20/2043	9,749,905
34,985,800	Series 2013-39-HS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.71%	I/F I/O	03/20/2041	4,806,314
6,289,696	Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.16%	I/F I/O	03/20/2044	1,258,261
9,044,290	Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.22%	I/F I/O	04/16/2044	1,588,396
6,517,786	Series 2014-63-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.51%	I/F I/O	04/20/2044	1,599,999
5,530,183	Series 2014-69-ST (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.07%	I/F I/O	12/16/2039	916,091
6,795,704	Series 2015-148-BS (-1 x 1 Month LIBOR USD + 5.69%, 5.69% Cap)	3.65%	I/F I/O	10/20/2045	1,115,446
40,291,230	Series 2018-111-SA (-1 x 1 Month LIBOR USD + 4.55%, 4.55% Cap)	2.51%	I/F I/O	08/20/2048	3,476,158
77,744,921	Series 2018-48-SD (-1 x 1 Month LIBOR USD + 3.90%, 3.90% Cap)	1.86%	I/F I/O	04/20/2048	6,076,582

	Total US Government and Agency Mortgage Backed Obligations (Cost $62,290,967)				73,886,157

US GOVERNMENT AND AGENCY OBLIGATIONS 15.1%
47,000,000	United States Treasury Notes	1.38%		12/15/2019	46,951,347

	Total US Government and Agency Obligations (Cost $46,881,517)				46,951,347

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2019

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 1.9%
1,986,954	First American Government Obligations Fund - Class U	1.88%	♦		1,986,954
1,986,954	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		1,986,954
1,986,954	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		1,986,954

	Total Short Term Investments (Cost $5,960,862)				5,960,862

	Total Investments 125.1% (Cost $381,610,487)‡				388,824,167
	Liabilities in Excess of Other Assets (25.1)%				(78,172,657)

	NET ASSETS 100.0%				$310,651,510

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	32.1%
US Government and Agency Mortgage Backed Obligations	23.8%
Non-Agency Commercial Mortgage Backed Obligations	21.2%
Collateralized Loan Obligations	19.5%
US Government and Agency Obligations	15.1%
Bank Loans	7.6%
Asset Backed Obligations	3.2%
Short Term Investments	1.9%
Foreign Corporate Bonds	0.7%
Other Assets and Liabilities	(25.1)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

Þ	Value determined using significant unobservable inputs.

I/O	Interest only security

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2019.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019

‡

Under the Fund’s credit agreement, the Lender, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the Lender (See Note 9).

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2019	17

Statement of Assets and Liabilities	September 30, 2019

ASSETS
Investments in Securities, at Value *	$382,863,305
Short Term Investments *	5,960,862
Interest Receivable	3,068,314
Receivable for Investments Sold	731,496
Prepaid Expenses and Other Assets	9,751
Total Assets	392,633,728

LIABILITIES
Loan Payable	80,000,000
Payable for Investments Purchased	1,241,820
Investment Advisory Fees Payable	338,934
Interest Expense Payable	198,807
Professional Fees Payable	63,740
Payable to Broker for Dividend Reinvestment	49,179
Administration, Fund Accounting and Custodian Fees Payable	47,986
Trustees Fees Payable (See Note 7)	29,569
Accrued Expenses	12,183
Total Liabilities	81,982,218
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$310,651,510

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$149
Additional Paid-in Capital	347,552,383
Undistributed (Accumulated) Net Investment Income (Loss)	1,737,549
Accumulated Net Realized Gain (Loss) on Investments	(45,852,251)
Net Unrealized Appreciation (Depreciation) on Investments	7,213,680
Total Distributable Earnings (Loss) (See Note 5)	(36,901,022)
Net Assets	$310,651,510

*Identified Cost:
Investments in Securities	$375,649,625
Short Term Investments	5,960,862

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,932,560
Net Asset Value per Share	$20.80

18	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	For the Year Ended September 30, 2019

INVESTMENT INCOME
Income:
Interest	$27,132,962
Total Investment Income	27,132,962

Expenses:
Investment Advisory Fees	3,822,695
Interest Expense from Reverse Repurchase Agreements	1,648,110
Interest Expense from Line of Credit	732,705
Administration, Fund Accounting and Custodian Fees	334,610
Professional Fees	134,274
Trustees Fees	97,069
Shareholder Reporting Expenses	62,871
Miscellaneous Expenses	38,630
Registration Fees	25,191
Insurance Expenses	7,101
Transfer Agent Expenses	3,494
Total Expenses	6,906,750

Net Investment Income (Loss)	20,226,212

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on Investments	(7,327,220)
Net Change in Unrealized Appreciation (Depreciation) on Investments	24,286,487
Net Realized and Unrealized Gain (Loss)	16,959,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,185,479

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2019	19

Statements of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018

OPERATIONS
Net Investment Income (Loss)	$20,226,212	$21,007,589
Net Realized Gain (Loss) on Investments	(7,327,220)	202,766
Net Change in Unrealized Appreciation (Depreciation) on Investments	24,286,487	(25,518,446)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,185,479	(4,308,091)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(21,406,129)	(23,521,813)
From Return of Capital	—	(6,335,360)

Total Distributions to Shareholders	(21,406,129)	(29,857,173)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	172,265	938,290

Total Increase (Decrease) in Net Assets	$15,951,615	$(33,226,974)

NET ASSETS
Beginning of Period	$294,699,895	$327,926,869
End of Period	$310,651,510	$294,699,895

20	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	For the Year Ended September 30, 2019

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$37,185,479
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(92,958,284)
Proceeds from Disposition of Long Term Investments	128,296,465
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(22,968,637)
Net Amortization (Accretion) of Premiums/Discounts	(1,754,498)
Net Realized (Gain) Loss on Investments	7,327,220
Net Change in Unrealized Depreciation (Appreciation) on Investments	(24,286,487)
(Increase) Decrease in:
Interest Receivable	(89,135)
Prepaid Expenses and Other Assets	97
Receivable for Investments Sold	738,731
Increase (Decrease) in:
Payable for Investments Purchased	(3,336,889)
Investment Advisory Fees Payable	21,601
Interest Expense Payable for Line of Credit	198,807
Interest Expense Payable for Reverse Repurchase Agreements	(88,451)
Trustees Fees Payable	871
Payable to Broker for Dividend Reinvestment	49,179
Accrued Expenses	(17,276)
Administration, Fund Accounting and Custodian Fees Payable	(17,636)
Professional Fees Payable	(11,293)
Net Cash Provided By (Used In) Operating Activities	28,289,864

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(21,233,864)
Increase in borrowings	84,000,000
Decrease in borrowings	(4,000,000)
Purchases of Reverse Repurchase Agreements	571,599,000
Proceeds from Reverse Repurchase Agreements	(658,655,000)
Net Cash Provided By (Used In) Financing Activities	(28,289,864)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$172,265
Cash Paid for Interest on Reverse Repurchase Agreements	$1,736,561
Cash Paid for Interest on Loan Outstanding	$533,898

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2019	21

Financial Highlights

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net Asset Value, Beginning of Period	$19.75	$22.04	$23.30	$24.10	$23.41

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[1]	1.35	1.41	1.63	1.81	2.21
Net Gain (Loss) on Investments (Realized and Unrealized)	1.13	(1.70)	(0.89)	(0.08)	0.97
Total from Investment Operations	2.48	(0.29)	0.74	1.73	3.18

Less Distributions:

Distributions from Net Investment Income	(1.43)	(1.58)	(1.93)	(2.48)	(2.49)
Distributions from Return of Capital	—	(0.42)	(0.07)	(0.05)	—

Total Distributions	(1.43)	(2.00)	(2.00)	(2.53)	(2.49)
Net Asset Value, End of Period	$20.80	$19.75	$22.04	$23.30	$24.10
Market Price, End of Period	$20.71	$20.57	$24.04	$25.68	$24.88
Total Return on Net Asset Value[2]	13.12%	(1.31)%	3.49%	7.81%	14.33%
Total Return on Market Price[3]	8.12%	(5.78)%	2.09%	14.38%	17.08%

Supplemental Data:

Net Assets, End of Period (000’s)	$310,652	$294,700	$327,927	$345,864	$356,678
Ratios to Average Net Assets:
Expenses, including interest expense	2.30%	2.17%	1.80%	1.59%	1.65%
Net Investment Income (Loss)	6.72%	6.77%	7.32%	7.77%	9.27%
Portfolio Turnover Rate	26%	28%	17%	14%	4%

[1]	Calculated based on average shares outstanding during the period.
[2]

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[3]

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

22	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	September 30, 2019

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser (as defined below) or otherwise cover its obligations

Annual Report	September 30, 2019	23

Notes to Financial Statements (Cont.)	September 30, 2019

under reverse repurchase agreements. Securities pledged as collateral are reflected as a component of Investments in Securities, at Value on the Statement of Assets and Liabilities and are noted on the Schedule of Investments. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. The value of reverse repurchase agreements entered into are recorded in Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. Interest is accrued daily and an appropriate payment reflecting the interest due for reverse repurchase agreements held at period end is recorded in Interest Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. The cumulative interest paid during the period is recorded in Interest Expense for Reverse Repurchase Agreements on the Statement of Operations. As of September 30, 2019, the Fund has no outstanding reverse repurchase agreements.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 2019:

Category
Investments in Securities

Level 1

Money Market Funds	$5,960,862

Total Level 1	5,960,862

Level 2

US Government and Agency Mortgage Backed Obligations	73,886,157

Non-Agency Residential Collateralized Mortgage Obligations	72,158,141

Non-Agency Commercial Mortgage Backed Obligations	59,543,782

Collateralized Loan Obligations	58,908,858

US Government and Agency Obligations	46,951,347

Bank Loans	23,613,810

Asset Backed Obligations	9,977,363

Foreign Corporate Bonds	2,277,520

Total Level 2	347,316,978

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	27,417,872

Non-Agency Commercial Mortgage Backed Obligations	6,334,700

Collateralized Loan Obligations	1,793,755

Total Level 3	35,546,327

Total	$388,824,167

See the Schedule of Investments for further disaggregation of investment categories.

24	DoubleLine Opportunistic Credit Fund

September 30, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2018	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2019 [3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$31,761,185	$68,384	$600,359	$309,388	$—	$(123,214)	$—	$(5,198,230)	$27,417,872	$330,673
Non-Agency Commercial Mortgage Backed Obligations	8,831,349	33,171	(359,838)	190,879	—	(2,360,861)	—	—	6,334,700	(752,128)
Asset Backed Obligations	535,850	(3,124,021)	3,313,158	—	—	(724,987)	—	—	—	—
Collateralized Loan Obligations	—	—	—	—	—	—	1,793,755	—	1,793,755	—
Total	$41,128,384	$(3,022,466)	$3,553,679	$500,267	$—	$(3,209,062)	$1,793,755	$(5,198,230)	$35,546,327	$(421,455)

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2019 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2019 *	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$27,417,872	Market Comparables	Market Quotes	$100.17-$103.87 ($101.53)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$6,334,700	Market Comparables	Yields	4.12%-66.43% (20.28%)	Increase in yields would have resulted in the decrease in the fair value of the security

Collateralized Loan Obligations	$1,793,755	Market Comparables	Market Quotes	$29.02-$75.18 ($67.71)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate

Annual Report	September 30, 2019	25

Notes to Financial Statements (Cont.)	September 30, 2019

notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of September 30, 2019, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of September 30, 2019, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 8,339 shares of the Fund as of September 30, 2019. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the year ended September 30, 2019, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $92,958,284 and $128,296,465 respectively. In U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds), purchases and sales of investments were $19,714,844 and $14,980,664, respectively.

26	DoubleLine Opportunistic Credit Fund

September 30, 2019

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Year Ended September 30, 2019	Year Ended September 30, 2018

Distributions Paid From:

Ordinary Income	$21,406,129	$23,521,813

Return of Capital	—	6,335,360

Total Distributions Paid	$21,406,129	$29,857,173

The cost basis of investments for federal income tax purposes as of September 30, 2019, was as follows:

Tax Cost of Investments	384,687,210

Gross Tax Unrealized Appreciation	27,410,782

Gross Tax Unrealized Depreciation	(23,273,825)

Net Tax Unrealized Appreciation (Depreciation)	4,136,957

As of September 30, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	4,136,957

Undistributed Ordinary Income	1,023,531

Total Distributable Earnings	1,023,531

Other Accumulated Gains (Losses)	(42,061,510)

Total Accumulated Earnings (Losses)	(36,901,022)

As of September 30, 2019, $42,056,232 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2019, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount, Passive Foreign Investment Companies (PFICs) and return of capital. For the year ended September 30, 2019, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

$(816,589)	$816,589	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount

Reinvested Dividends	8,500	$172,265	45,299	$938,290

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	8,500	$172,265	45,299	$938,290

Annual Report	September 30, 2019	27

Notes to Financial Statements (Cont.)	September 30, 2019

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $97,069 from the Fund during the year ended September 30, 2019. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $97,069 which includes $97,219 in current fees (either paid in cash or deferred) and a decrease of $150 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

On May 31, 2019, U.S. Bank, N.A. (the “Bank”) made available to the Fund, a $100,000,000 committed credit facility. Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.75%, subject to certain conditions that may cause the rate of interest to increase. The Fund will also be responsible for paying a non-usage fee of 0.125% on the unused amount, should that amount be less than $25,000,000. Should the unused amount be $25,000,000 or more, the non-usage fee increases to 0.25% on the unused amount. The Fund pledges its assets as collateral to secure obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit agreement. As of September 30, 2019, the amount of total outstanding borrowings was $80,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

For the year ended September 30, 2019, the Fund’s credit facility activity is as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$100,000,000	$82,326,923	$84,000,000	$712,298	$20,407	2.99%

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

asset-backed securities investment risk:  The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility

28	DoubleLine Opportunistic Credit Fund

September 30, 2019

that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

confidential information access risk:  The risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•

credit risk:  Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•

derivatives risk:  Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of being unavailable at the time or price desired, the risk of unfavorable or ambiguous documentation, the risk of increasing the Fund’s transaction costs and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•

emerging markets risk:  The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

foreign (non-U.S.) investment risk:  The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

foreign currency risk:  The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•

high yield risk:  The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a

Annual Report	September 30, 2019	29

Notes to Financial Statements (Cont.)	September 30, 2019

higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•

inverse floaters and related securities risk:  Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•

investment and market risk:  An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

issuer risk:  The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

LIBOR risk:  The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR, reduce the effectiveness of new hedges placed against existing LIBOR-based investments, increased costs for certain LIBOR-related instruments or financing transactions and cause prolonged adverse market conditions for the Fund. All of the aforementioned may adversely affect the Fund’s performance or NAV.

•	liquidity risk: The risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment._

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory

30	DoubleLine Opportunistic Credit Fund

September 30, 2019

guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•

market discount risk:  The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

mortgage-backed securities risk:  The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

restricted securities risk:   The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

sovereign debt obligations risk:  Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	September 30, 2019	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DoubleLine Opportunistic Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of DoubleLine Opportunistic Credit Fund (the “Fund”), including the schedule of investments, as of September 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

November 25, 2019

We have served as the auditor of one or more DoubleLine Funds investment companies since 2013.

32	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) September 30, 2019

For the fiscal year ended September 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2019, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2019, was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	September 30, 2019	33

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) September 30, 2019

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through CDOs and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

34	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2019

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Annual Report	September 30, 2019	35

Trustees and Officers	(Unaudited) September 30, 2019

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class I (2022)*/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None

John C. Salter, 1957	Trustee	Class II (2020)*/Since Inception	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None

Raymond B. Woolson, 1958	Trustee	Class III (2021)*/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, Advisors Series Trust (an open-end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund and another closed-end fund sponsored by DoubleLine Capital.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.

The following Trustee is an interested person of the Trust as defined in the 1940 Act because he is an officer of the Adviser and holds direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class III (2021)*/Since Inception	Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund and another closed-end fund sponsored by DoubleLine Capital.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.

36	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2019

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since Inception and Secretary Since July 2018	Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President and Assistant Secretary	Indefinite/Vice President Since Since May 2012 and Assistant Secretary Since Inception	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Formerly, Fund Accounting Supervisor, ALPS Fund Services (from October 2009 to April 2013).

Annual Report	September 30, 2019	37

Trustees and Officers (Cont.)	(Unaudited) September 30, 2019

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016 and Vice President Since May 2017	Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since May 2016); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since May 2016); Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives LP (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013). Formerly, Legal/Compliance, Batterymarch Financial Management, Inc. (from June 2011 to December 2012).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Henry Chase, 1949	Vice President	Indefinite/Since May 2019	Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019); Chief Financial Officer, DoubleLine Capital (since January 2013).

Jeffery J. Sherman, 1977	Vice President	Indefinite/Since Inception	Deputy Chief Investment Officer, DoubleLine Capital (since June 2016); President and Portfolio Manager, DoubleLine Alternatives LP (since April 2015 and May 2015, respectively); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Portfolio Manager, DoubleLine Capital (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital (since December 2009).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

38	DoubleLine Opportunistic Credit Fund

Portfolio Managers	(Unaudited) September 30, 2019

Effective January 1, 2019, the portfolio managers for the Fund are Jeffrey E. Gundlach, Philip A. Barach and Luz M. Padilla. Each of them has served as a portfolio manager of the Fund since the Fund’s inception.

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 22, 2019 for shareholders of record as of the close of business on December 21, 2018 to re-elect Joseph J. Ciprari, a Class I trustee nominee, for the Fund. The nominee Joseph J. Ciprari was elected with 12,537,935 affirmative votes and 272,159 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are John C. Salter, Raymond B. Woolson and Ronald R. Redell.

Annual Report	September 30, 2019	39

Dividend Reinvestment Plan	(Unaudited) September 30, 2019

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

40	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2019

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

Annual Report	September 30, 2019	41

Privacy Policy	(Unaudited) September 30, 2019

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

42	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2019

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

Annual Report	September 30, 2019	43

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DBL

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$69,210	$68,100
Audit-Related Fees	N/A	N/A
Tax Fees	$10,269	$10,070
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	$10,269	$10,070
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.         Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.        Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.       Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.       Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.        Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.        Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.       Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.     Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.       Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.        Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.       Recordkeeping

A.

DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.     Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•        For trustee nominees in uncontested elections

•        For management nominees in contested elections

•        For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•        For changing the company name

•        For approving other business

•        For adjourning the meeting

•        For technical amendments to the charter and/or bylaws

•        For approving financial statements

Capital Structure

•        For increasing authorized common stock

•        For decreasing authorized common stock

•        For amending authorized common stock

•        For the issuance of common stock, except against if the issued common stock has superior voting rights

•        For approving the issuance or exercise of stock warrants

•        For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•        For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•        For decreasing authorized preferred stock

•        For canceling a class or series of preferred stock

•        For amending preferred stock

•        For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•        For eliminating preemptive rights

•        For creating or restoring preemptive rights

•        Against authorizing dual or multiple classes of common stock

•        For eliminating authorized dual or multiple classes of common stock

•        For amending authorized dual or multiple classes of common stock

•        For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•        For a stock repurchase program

•        For a stock split

•        For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•        For merging with or acquiring another company

•        For recapitalization

•        For restructuring the company

•        For bankruptcy restructurings

•        For liquidations

•        For reincorporating in a different state

•        For spinning off certain company operations or divisions

•        For the sale of assets

•        Against eliminating cumulative voting

•        For adopting cumulative voting

Board of Trustees

•        For limiting the liability of trustees

•        For setting the board size

•        For allowing the trustees to fill vacancies on the board without shareholder approval

•        Against giving the board the authority to set the size of the board as needed without shareholder approval

•        For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•        For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•        For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•        Against a classified board

•        Against amending a classified board

•        For repealing a classified board

•        Against ratifying or adopting a shareholder rights plan (poison pill)

•        Against redeeming a shareholder rights plan (poison pill)

•        Against eliminating shareholders’ right to call a special meeting

•        Against limiting shareholders’ right to call a special meeting

•        For restoring shareholders’ right to call a special meeting

•        Against eliminating shareholders’ right to act by written consent

•        Against limiting shareholders’ right to act by written consent

•        For restoring shareholders’ right to act by written consent

•        Against establishing a supermajority vote provision to approve a merger or other business combination

•        For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•        For eliminating a supermajority vote provision to approve a merger or other business combination

•        Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•        Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•        For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•        Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•        Against establishing a fair price provision

•        Against amending a fair price provision

•        For repealing a fair price provision

•        For limiting the payment of greenmail

•        Against adopting advance notice requirements

•        For opting out of a state takeover statutory provision

•        Against opt into a state takeover statutory provision

Compensation

•        For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•        For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•        For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•        For limiting per-employee option awards

•        For extending the term of a stock incentive plan for employees

•        Case-by-case on assuming stock incentive plans

•        For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•        For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•        For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•        For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•        For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•        For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•        For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•        For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•        For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•        For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•        For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•        For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•        For approving an annual bonus plan

•        For adopting a savings plan

•        For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•        For adopting a deferred compensation plan

•        For approving a long-term bonus plan

•        For approving an employment agreement or contract

•        For amending a deferred compensation plan

•        For amending an annual bonus plan

•        For reapproving a stock option plan or bonus plan for purposes of OBRA

•        For amending a long-term bonus plan

Shareholder Proposals

•        For requiring shareholder ratification of auditors

•        Against requiring the auditors to attend the annual meeting

•        Against limiting consulting by auditors

•        Against requiring the rotation of auditors

•        Against restoring preemptive rights

•        For asking the company to study sales, spin-offs, or other strategic alternatives

•        For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•        Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•        Against eliminating the company’s discretion to vote unmarked proxy ballots.

•        For providing equal access to the proxy materials for shareholders

•        Against requiring a majority vote to elect trustees

•        Against requiring the improvement of annual meeting reports

•        Against changing the annual meeting location

•        Against changing the annual meeting date

•        Against asking the board to include more women and minorities as trustees.

•        Against seeking to increase board independence

•        Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•        Against requiring minimum stock ownership by trustees

•        Against providing for union or employee representatives on the board of trustees

•        For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•        For creating a nominating committee of the board

•        Against urging the creation of a shareholder committee

•        Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•        Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•        For adopting cumulative voting

•        Against requiring trustees to place a statement of candidacy in the proxy statement

•        Against requiring the nomination of two trustee candidates for each open board seat

•        Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•        For repealing a classified board

•        Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•        Against repealing fair price provisions

•        For restoring shareholders’ right to call a special meeting

•        For restoring shareholders’ right to act by written consent

•        For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•        For seeking to force the company to opt out of a state takeover statutory provision

•        Against reincorporating the company in another state

•        For limiting greenmail payments

•        Against advisory vote on compensation

•        Against restricting executive compensation

•        For enhancing the disclosure of executive compensation

•        Against restricting trustee compensation

•        Against capping executive pay

•        Against calling for trustees to be paid with company stock

•        Against calling for shareholder votes on executive pay

•        Against calling for the termination of trustee retirement plans

•        Against asking management to review, report on, and/or link executive compensation to non- financial criteria, particularly social criteria

•        Against seeking shareholder approval to reprice or replace underwater stock options

•        For banning or calling for a shareholder vote on future golden parachutes

•        Against seeking to award performance-based stock options

•        Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•        Against requesting that future executive compensation be determined without regard to any pension fund income

•        Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•        Against requiring option shares to be held

•        For creating a compensation committee

•        Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•        For increasing the independence of the compensation committee

•        For increasing the independence of the audit committee

•        For increasing the independence of key committees

Social Issue Proposals

•        Against asking the company to develop or report on human rights policies

•        Against asking the company to limit or end operations in Burma

•        For asking management to review operations in Burma

•        For asking management to certify that company operations are free of forced labor

•        Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•        Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•        Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•        Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•        Against asking management to report on the company’s foreign military sales or foreign offset activities

•        Against asking management to limit or end nuclear weapons production

•        Against asking management to review nuclear weapons production

•        Against asking the company to establish shareholder-designated contribution programs

•        Against asking the company to limit or end charitable giving

•        For asking the company to increase disclosure of political spending and activities

•        Against asking the company to limit or end political spending

•        For requesting disclosure of company executives’ prior government service

•        Against requesting affirmation of political nonpartisanship

•        For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•        Against severing links with the tobacco industry

•        Against asking the company to review or reduce tobacco harm to health

•        For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•        For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•        Against asking the company to take action on embryo or fetal destruction

•        For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•        For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•        Against asking management to endorse the Ceres principles

•        For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•        For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•        For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•        For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•        Against asking the company to preserve natural habitat

•        Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•        Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•        For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•        Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•        For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•        Against asking management to drop sexual orientation from EEO policy

•        Against asking management to adopt a sexual orientation non-discrimination policy

•        For asking management to report on or review Mexican operations

•        Against asking management to adopt standards for Mexican operations

•        Against asking management to review or implement the MacBride principles

•        Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•        For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•        Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•        For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“Doubleline” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009.

Philip A. Barach (Portfolio Manager since the Fund’s inception)

Mr. Barach is co-founder and President of DoubleLine. He attended the Hebrew University of Jerusalem, where he received a BA in International Relations and an MBA in Finance. Mr. Barach assists Mr. Gundlach in overseeing the implementation of the Fund’s overall strategy.

Joel A. Damiani (Portfolio Manager since the Fund’s inception)

Mr. Damiani is a founding member of DoubleLine. He also is a Portfolio Manager in the Mortgage Group. Mr. Damiani holds both a BS in Molecular Biology and an MS in Finance from the University of Wisconsin. He is a CFA charterholder. Mr. Damiani assists in managing the mortgage-backed securities and other structured products portion of the Fund’s portfolio.

Luz M. Padilla (Portfolio Manager since the Fund’s inception)

Ms. Padilla has been a Portfolio Manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2019:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)
Jeffrey E. Gundlach

Registered investment companies	36	$106,323	-	-

Other pooled investment vehicles	19	$9,938	2	$2,838

Other accounts	77	$25,709	2	$1,008

Phillip A Barach

Registered investment companies	16	$72,967	-	-

Other pooled investment vehicles	10	$6,186	2	$2,829

Other accounts	48	$9,791	1	$576

Joel A Damiani

Registered investment companies	2	$460	-	-

Other pooled investment vehicles	1	$2,583	1	$2,583

Other accounts	-	-	-	-

Luz M. Padilla

Registered investment companies	11	$14,268	-	-

Other pooled investment vehicles	2	$2,721	1	$2,583

Other accounts	5	$2,422	1	$576

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2019:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of September 30, 2019:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Philip A. Barach	None
Joel A. Damiani	None
Luz M. Padilla	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Opportunistic Credit Fund

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer
Date 11/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 11/26/2019

By (Signature and Title) /s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial Accounting Officer

Date 11/26/2019